EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Third Quarter 2011

* Q3'11 gross merchandise volume grew by 51.8% year-over-year to $1.3 billion

* Items sold during Q3'11 increased by 38.1% year-over-year to 14.4 million

* Revenues increased by 45.9% to 81.6 million

BUENOS AIRES, Argentina, Nov. 2, 2011 (GLOBE NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), Latin America's leading e-commerce technology company, today reported financial results for the third quarter ended September 30, 2011.

Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc., commented, "MercadoLibre had an excellent third quarter, highlighting the importance of solid execution in driving our own results. Recent innovations on our platform combined with secular trends that continue to favor e-commerce in our region, generating strong growth throughout our marketplace, and our entire ecosystem."

Financial Results Summary

MercadoLibre reported consolidated net revenues for the three months ended September 30, 2011 of $81.6 million, representing 45.9% year-over-year growth.

For the three months ended September 30, 2011, gross merchandise volume grew 51.8% year-over-year to $1,348.3 million, while total payment volume grew 94.1% year-over-year to $368.5 million. Items sold on MercadoLibre during the third quarter 2011 grew 38.1% to 14.4 million, while total payments transactions through MercadoPago grew 103.0% to 3.9 million.

Gross profit for the third quarter of 2011 was $61.6 million, a 38.4% increase over the previous year quarter. Gross profit margin for the period was 75.4%, down from 79.5% during the third quarter of 2010, as the lower margin payments volume continued to grow at a faster pace than the merchandise volume.

Income from operations grew 55.2% to $30.0 million in the third quarter of 2011 compared to $19.3 million in the third quarter of 2010. Operating income margin for the third quarter of 2011 was 36.7%.

Net Income before taxes was $35.1 million, an increase of 77.7% over the third quarter of 2010. The blended tax rate for the quarter was of 25.1%, aided by the reversal of a valuation allowance, as compared to 4.9% during the same quarter one year earlier, which was benefitted by an even higher one-time tax benefit.

Net income for the three months ended September 30, 2011, was $26.3 million, representing 39.9% growth over the prior year quarter. Net income margin was 32.2% for the third quarter of 2011, compared to 33.6% for the same period last year. Earnings per share for the third quarter of 2011 were $0.60 compared to $0.43 for the prior year quarter.

Free cash flow, defined as cash from operating activities less purchases of property, equipment, intangible asset and business acquired, was $19.2 million for the three months ended September 30, 2011.

The following table summarizes certain key performance metrics for the three months ended September 30, 2010 and 2011.

Three month ended September 30, (in millions)	2010	2011	%YOY
Total confirmed registered users at the end of period	50.2	62	23.4%
New confirmed registered users during the period	2.8	3.6	28.1%
Gross merchandise volume	$888.1	$1,348.3	51.8%
Items sold	10.4	14.4	38.1%
Total payments volume	$189.9	$368.5	94.1%
Total payments transactions	1.9	3.9	103.0%

Table of Year-on-Year Local Currency Revenue Growth Rates by Quarter

The following local currency growth rates were calculated by using the average monthly exchange rates for each month during 2010 and applying them to the corresponding months in 2011, so as to calculate what our topline results would have been if exchange rates had remained stable from one year to the next.

	YoY Growth rates at previous years exchange rates

Consolidated Net Revenues
	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11
Brazil	38%	38%	35%	26%	7%	15%	22%	15%	38%
Argentina	62%	60%	67%	62%	48%	52%	33%	37%	55%
Mexico	33%	36%	25%	19%	11%	12%	11%	7%	14%
Venezuela	37%	68%	59%	69%	61%	57%	58%	39%	57%
Others	74%	68%	47%	24%	14%	22%	22%	32%	37%
Total	42%	49%	45%	39%	23%	25%	26%	22%	41%

Conference Call and Webcast

The Company will host a conference call and audio webcast on August 3, 2011 at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing (970) 315-0420 or (877) 303-7209 (Conference ID 86860708) and requesting inclusion in the call for MercadoLibre. The live conference call can be accessed via audio webcast at the investor relations section of the Company's website, at http://investor.mercadolibre.com. An archive of the webcast will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

Total confirmed registered users – Measure of the cumulative number of users who have registered on the MercadoLibre Marketplace and confirmed their registration.

New confirmed registered users – Measure of the number of new users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Gross merchandise volume – Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre Marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Items sold – Measure of the number of items sold/purchased through the MercadoLibre Marketplace.

Total payment volume – Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Total payment transactions – Measure of the number of all transactions paid for using MercadoPago.

Gross profit margin – Defined as gross profit as a percentage of revenues.

Operating margin – Defined as income from operations as a percentage of net revenues.

Net Income margin – Defined as net income as a percentage of net revenues.

Free Cash Flow – Defined as cash flow from operating activities less purchases of property, equipment and intangible asset.

About MercadoLibre

Founded in 1999, MercadoLibre is Latin America's leading e-commerce technology company. Through its primary platforms, MercadoLibre.com and MercadoPago.com, it provides solutions to individuals and companies buying, selling, advertising, and paying for goods online.

The MercadoLibre, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4193

MercadoLibre.com serves millions of users and creates a market for a wide variety of goods and services in an easy, safe and efficient way. The site is among the top 50 in the world in terms of page views and is the leading retail platform in unique visitors in each country in which it operates according to metrics provided by comScore Networks. MercadoLibre maintains a leadership position in 12 Latin American countries. The Company is listed on NASDAQ (Nasdaq:MELI) following its initial public offering in 2007.

For more information about the company visit: http://investor.mercadolibre.com.

Consolidated balance sheets
	September 30,	December 31,
	2011	2010
Assets	(Unaudited)	(Audited)
Current assets:
Cash and cash equivalents	$ 59,083,417	$ 56,830,466
Short-term investments	67,578,494	5,342,766
Accounts receivable, net	15,429,301	12,618,173
Funds receivable from customers	13,244,197	6,151,518
Prepaid expenses	1,140,002	913,262
Deferred tax assets	11,922,213	12,911,256
Other assets	6,093,323	6,867,767
Total current assets	174,490,947	101,635,208
Non-current assets:
Long-term investments	41,002,762	78,846,281
Property and equipment, net	31,351,966	20,817,712
Goodwill, net	62,861,760	60,496,314
Intangible assets, net	6,710,125	4,141,167
Deferred tax assets	3,495,916	2,975,118
Other assets	5,430,114	771,223
Total non-current assets	150,852,643	168,047,815

Total assets	$ 325,343,590	$ 269,683,023

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$ 19,998,140	$ 17,232,103
Funds payable to customers	58,874,916	48,788,225
Payroll and social security payable	11,722,130	10,786,534
Taxes payable	9,997,791	11,487,574
Loans payable and other financial liabilities	140,107	100,031
Dividends payable	3,531,362	--
Total current liabilities	104,264,446	88,394,467
Non-current liabilities:
Payroll and social security payable	3,056,099	2,562,343
Loans payable and other financial liabilities	178,543	188,846
Deferred tax liabilities	8,219,638	5,167,699
Other liabilities	1,770,821	1,651,398
Total non-current liabilities	13,225,101	9,570,286
Total liabilities	$ 117,489,547	$ 97,964,753

Commitments and contingencies (Note 8)

Equity:

Common stock, $0.001 par value, 110,000,000 shares authorized,
44,142,020 and 44,131,376 shares issued and outstanding at September 30,
2011 and December 31, 2010, respectively	$ 44,142	$ 44,131
Additional paid-in capital	120,440,906	120,391,622
Retained earnings	118,262,734	73,681,556
Accumulated other comprehensive loss	(34,304,372)	(22,399,039)
Total Equity of MercadoLibre, Inc.	204,443,410	171,718,270
Noncontrolling Interest	3,410,633	--
Total equity	207,854,043	171,718,270

Total liabilities and equity	$ 325,343,590	$ 269,683,023

Consolidated statements of income
	Nine Months Ended September 30,		Three Months Ended September 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Net revenues	$ 212,465,972	$ 154,399,483	$ 81,628,144	$ 55,951,378
Cost of net revenues	(51,331,295)	(32,755,531)	(20,060,474)	(11,450,919)
Gross profit	161,134,677	121,643,952	61,567,670	44,500,459

Operating expenses:
Product and technology development	(16,600,802)	(11,425,716)	(5,925,019)	(4,224,476)
Sales and marketing	(45,567,338)	(34,863,616)	(16,701,982)	(12,281,672)
General and administrative	(28,129,601)	(21,725,081)	(8,946,285)	(8,683,605)
Total operating expenses	(90,297,741)	(68,014,413)	(31,573,286)	(25,189,753)
Income from operations	70,836,936	53,629,539	29,994,384	19,310,706

Other income (expenses):
Interest income and other financial gains	7,037,264	3,073,427	2,913,596	1,361,899
Interest expense and other financial charges	(2,562,633)	(6,919,307)	(1,052,865)	(567,969)
Foreign currency (loss) / gain	2,080,822	7,275	3,284,190	(354,219)
Other income, net	253,148	--	(7,292)	--
Net income before income / asset tax expense	77,645,537	49,790,934	35,132,013	19,750,417

Income / asset tax expense	(22,470,627)	(9,705,408)	(8,835,565)	(959,454)
Net income	$ 55,174,910	$ 40,085,526	$ 26,296,448	$ 18,790,963

Less: Net Income attributable to Noncontrolling
Interest	522	--	522	--
Net income attributable to MercadoLibre, Inc.	$ 55,174,388	$ 40,085,526	$26,295,926	$18,790,963

	Nine Months Ended September 30,		Three Months Ended September 30,
	2011	2010	2011	2010
Basic EPS	(Unaudited)		(Unaudited)
Basic net income attributable to MercadoLibre, Inc. per
common share	$ 1.25	$ 0.91	$ 0.60	$ 0.43

Weighted average shares	44,137,176	44,121,539	44,141,925	44,129,762

Diluted EPS
Diluted net income attributable to MercadoLibre, Inc. per
common share	$ 1.25	$ 0.91	$ 0.60	$ 0.43
Weighted average shares	44,150,872	44,144,678	44,151,218	44,151,367

Consolidated statements of cash flows
	Nine Months Ended September 30,
	2011	2010
	(Unaudited)
Cash flows from operations:
Net income	$ 55,174,909	$ 40,085,526
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,249,168	3,594,156
Accrued interest	(4,461,828)	(262,088)
Stock-based compensation expense - stock options	--	183
Stock-based compensation expense - restricted shares	--	37,696
LTRP accrued compensation	2,527,494	2,798,656
Deferred income taxes	1,174,177	(6,950,762)
Changes in assets and liabilities, net of the effect of the acquired business :
Accounts receivable	(6,290,360)	(6,048,287)
Funds receivable from customers	(8,188,181)	(877,971)
Prepaid expenses	(276,976)	(113,329)
Other assets	(5,228,268)	(2,600,348)
Accounts payable and accrued expenses	6,288,050	7,856,387
Funds payable to customers	16,052,471	7,393,673
Other liabilities	273,016	(2,923,832)
Net cash provided by operating activities	62,293,672	41,989,660
Cash flows from investing activities:
Purchase of investments	(297,570,336)	(85,338,161)
Proceeds from sale and maturity of investments	268,529,776	51,145,297
Payment for acquired businesses, net of cash acquired	(5,468,180)	--
Purchases of intangible assets	(119,262)	(12,788)
Purchases of property and equipment	(17,084,397)	(10,554,982)
Net cash used in investing activities	(51,712,399)	(44,760,634)
Cash flows from financing activities:
Decrease in loans payable	--	(2,898,702)
Dividends distribution	(7,061,847)	--
Stock options exercised	11,175	18,199
Net cash used in financing activities	(7,050,672)	(2,880,503)
Effect of exchange rate changes on cash and cash equivalents	(1,277,650)	299,975
Net increase / (decrease) in cash and cash equivalents	2,252,951	(5,351,502)
Cash and cash equivalents, beginning of the period	56,830,466	49,803,402

Cash and cash equivalents, end of the period	$ 59,083,417	$ 44,451,900

Supplemental cash flow information:
Cash paid for interest	$ 45,247	$ 5,765,634
Cash paid for income and asset taxes	$ 22,355,122	$ 16,603,211

Acquisition of AutoPlaza.com
Cash and cash equivalents	$ 3,876	$ --
Tax credits	49,951	--
Non current assets	99,522	--
Total assets acquired	153,349	--
Total liabilities assumed	--	--
Net assets acquired	153,349	--
Identifiable Intangible Assets	8,966,744	--
Non-controlling interest	(3,648,037)
Total purchase price	$ 5,472,056	--
Cash and cash equivalents acquired	3,876	--
Payment for acquired businesses, net of cash acquired	$ 5,468,180	--

Financial results of reporting segments
	Nine Months Ended September 30, 2011
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 120,659,242	$ 38,800,077	$ 16,212,999	$ 23,051,176	$ 13,742,478	$ 212,465,972
Direct costs	(69,712,512)	(15,845,674)	(8,881,811)	(9,096,997)	(7,230,721)	(110,767,715)
Direct contribution	50,946,730	22,954,403	7,331,188	13,954,179	6,511,757	101,698,257

Operating expenses and indirect costs of net revenues						(30,891,982)
Income from operations						70,806,275

Other income (expenses):
Interest income and other financial gains						7,037,264
Interest expense and other financial results						(2,562,633)
Foreign currency gains						2,080,822
Other income, net						253,148
Net income before income / asset tax expense						$ 77,614,876

	Nine Months Ended September 30, 2010
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 88,210,536	$ 28,609,190	$ 13,861,921	$ 13,705,926	$ 10,011,910	$ 154,399,483
Direct costs	(50,090,123)	(13,985,689)	(8,544,912)	(6,759,831)	(5,694,502)	$ (85,075,057)
Direct contribution	38,120,413	14,623,501	5,317,009	6,946,095	4,317,408	69,324,426

Operating expenses and indirect costs of net revenues						(15,694,887)
Income from operations						53,629,539

Other income (expenses):
Interest income and other financial gains						3,073,427
Interest expense and other financial results						(6,919,307)
Foreign currency gains						7,275
Net income before income / asset tax expense						$ 49,790,934

	Three Months Ended September 30, 2011
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 46,003,915	$ 15,828,272	$ 5,608,572	$ 9,045,783	$ 5,141,602	$ 81,628,144
Direct costs	(25,709,957)	(6,264,769)	(3,183,432)	(3,180,061)	(2,636,836)	(40,975,055)
Direct contribution	20,293,958	9,563,503	2,425,140	5,865,722	2,504,766	40,653,089

Operating expenses and indirect costs of net revenues						(10,689,366)
Income from operations						29,963,723

Other income (expenses):
Interest income and other financial gains						2,913,596
Interest expense and other financial results						(1,052,865)
Foreign currency gain						3,284,190
Other losses, net						(7,292)
Net income before income / asset tax expense						$ 35,101,352

	Three Months Ended September 30, 2010
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 31,077,654	$ 10,802,682	$ 4,722,635	$ 5,762,290	$ 3,586,117	$ 55,951,378
Direct costs	(19,235,066)	(5,353,452)	(2,914,273)	(2,653,357)	(2,230,064)	(32,386,212)
Direct contribution	11,842,588	5,449,230	1,808,362	3,108,933	1,356,053	23,565,166

Operating expenses and indirect costs of net revenues						(4,254,460)
Income from operations						19,310,706

Other income (expenses):
Interest income and other financial gains						1,361,899
Interest expense and other financial results						(567,969)
Foreign currency loss						(354,219)
Net income before income / asset tax expense						$ 19,750,417
CONTACT: MercadoLibre, Inc.
         Investor Relations
         investor@mercadolibre.com
         http://investor.mercadolibre.com